Revenue from Contracts with Customers	6 Months Ended
Jun. 30, 2025
Disclosure of disaggregation of revenue from contracts with customers [abstract]
Revenue from Contracts with Customers
17.
Revenue from Contracts with Customers

Set out below is the disaggregation of the Group’s revenue from contracts with customers:

(In thousand Euros)	June 30, 2025	June 30, 2024
Sales of goods	64,225	83,946
Sales of services	11,706	7,947
Total	75,931	91,893

Sales by country are broken down in Note 7 to the financial statements.

There is no individual customer exceeding 10% of the total revenues during the six months period ended June 30, 2025 and 2024.

Service revenue includes mainly installations services, software operation and maintenance.

The sale of installation services is always made in combination with the sale of a charger, although they are considered distinct performance obligations. Delivery of the charger and the installation services do not always happen at the same time, leading, in some cases, to chargers being delivered to customers with the installation pending. In this scenario, a contract liability is recognized when invoicing both services prior to rendering the installation services.

A contract liability and long term deferred income are recognized if a payment is received or if a payment is due (whichever is earlier) from a customer before the Group transfers the related goods or services. These contract liabilities and long term deferred income are mainly related to the contracts for extended warranties to the clients. Contract liabilities and long term deferred income are recognized as revenue when the Group performs under the contract (i.e., transfers control of the related goods or services to the customer).